FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PMYAX	PMYBX	PMYCX	PMYMX	PMYZX	PMYYX

Putnam Multi-Cap Core Fund

Summary prospectus
8|30|11

A world of investing.℠

Putnam INVESTMENTS

Putnam Multi-Cap Core Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 8/30/11, are incorporated by reference into this summary prospectus.

Goal

Putnam Multi-Cap Core Fund seeks capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 12 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

		Maximum deferred
	Maximum sales	sales charge (load) (as
	charge (load)	a percentage of original
	imposed on purchases	purchase price or	Redemption fee (as
	(as a percentage of	redemption proceeds,	a percentage of total
Share class	offering price)	whichever is lower)	redemption proceeds)

Class A	5.75%	1.00%*	1.00%
Class B	NONE	5.00%**	1.00%
Class C	NONE	1.00%	1.00%
Class M	3.50%	0.65%*	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%

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Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)***

							Total
							annual
							fund
							operating
		Distrib-			Total		expenses
		ution and		Acquired	annual		after
		service		fund	fund	Expense	expense
Share	Manage-	(12b-1)	Other	fees and	operating	reim-	reimburse-
class	ment fees	fees	expenses	expenses	expenses	bursement	ment

Class A	0.56%	0.25%	3.74%	0.01%	4.56%	(3.21)%	1.35%
Class B	0.56%	1.00%	3.74%	0.01%	5.31%	(3.21)%	2.10%
Class C	0.56%	1.00%	3.74%	0.01%	5.31%	(3.21)%	2.10%
Class M	0.56%	0.75%	3.74%	0.01%	5.06%	(3.21)%	1.85%
Class R	0.56%	0.50%	3.74%	0.01%	4.81%	(3.21)%	1.60%
Class Y	0.56%	N/A	3.74%	0.01%	4.31%	(3.21)%	1.10%

* Applies only to certain redemptions of shares bought with no initial sales charge.

** This charge is phased out over six years.

*** Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 8/30/2012. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class A	$705	$1,168	$1,657	$2,999
Class B	$713	$1,155	$1,722	$3,131
Class B (no redemption)	$213	$855	$1,522	$3,131
Class C	$313	$855	$1,522	$3,307
Class C (no redemption)	$213	$855	$1,522	$3,307
Class M	$531	$1,103	$1,700	$3,311
Class R	$163	$705	$1,274	$2,823
Class Y	$112	$553	$1,020	$2,313

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Portfolio turnover

The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate for the period September 24, 2010 through April 30, 2011 was 67%.

Investments, risks, and performance

Investments

We invest mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Risks

It is important to understand that you can lose money by investing in the fund.

The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. These risks are generally greater for small and midsize companies. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Performance information will be available after the fund completes a full calendar year of operation.

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Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Gerard Sullivan, Portfolio Manager, portfolio manager of the fund since 2010

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

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Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP115 269224 8/11 Putnam Retail Management